UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 4, 2026

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2026, the Board of Directors (the “Board”) of Northern Technologies International Corporation (“NTIC” or the “Company”), in furtherance of its management succession planning, approved the following actions, in each case, effective immediately:

•	elected Gautam Ramdas, NTIC’s former Vice President of Zerust® Integrity Solutions, as NTIC’s President and Chief Executive Officer replacing G. Patrick Lynch, who was elected Chairman of the Board and will remain an employee of NTIC for up to three years as part of the transition;

•	expanded the Board from eight to nine directors and elected Mr. Ramdas as director to fill the vacancy created as a result of the Board expansion;

•	appointed Richard Nigon, NTIC’s former Chairman of the Board, as NTIC’s lead independent director; and

•	elected Brian Haglund, NTIC’s former Vice President of Operations – North America, as NTIC’s Chief Operating Officer.

Mr. Ramdas, age 53, has been with NTIC since 2005, most recently as Vice President of Zerust® Integrity Solutions ("ZIS") from February 2025 to September 2026 and previously as Vice President and Director – Global Market Development – Oil & Gas from October 2005 to January 2025. As a member of NTIC's management team, he led the diversification of the Zerust portfolio beyond its automotive and industrial base into oil and gas, petrochemicals, EPC contractors, OEMs and renewable energy. He holds multiple patents, has represented the Company, and the wider industry, with DOT/PHMSA, the American Petroleum Institute (“API”) and the Association for Materials Protection and Performance (“AMPP”), and has been a principal driver of NTIC's strategic planning. Outside of NTIC, Mr. Ramdas co-founded Magzter Inc., a global digital publishing platform with 88M downloads, which was acquired by VerSe Innovation in April 2024. Prior to joining NTIC, Mr. Ramdas worked in the Strategic Change/Supply Chain groups of IBM Business Consulting Services and PricewaterhouseCoopers Management Consulting, where he led engagements with Fortune 500 clients in service strategy, global supplier management, E-Commerce, and supply chain streamlining. Mr. Ramdas received a Master of Business Administration degree from the University of Michigan Ross School of Business in Ann Arbor, Michigan, and holds a Bachelor of Science degree in Mechanical Engineering from the College of Engineering, Guindy (Chennai), India.

Brian Haglund, age 42, has been an employee of NTIC since 2018, and previously served as Vice President of Operations – North America. Prior to joining NTIC, Mr. Haglund held various leadership roles within Textron Inc., a Fortune 500 industrial conglomerate. During his tenure with Textron, Mr. Haglund led various global operations and manufacturing facilities across the United States, in China, and in Germany focusing on aerospace and industrial manufacturing. Mr. Haglund received a Master of Business Administration degree with a concentration in Finance from The Miller College of Business through Ball State University. He also holds a Bachelor of Arts degree in Supply Chain Management from Eli Broad College of Business through Michigan State University.

In connection with the foregoing, the Board approved the following compensation changes, effective immediately:

•	a new annual base salary for Mr. Ramdas equal to $520,000; continued participation in NTIC’s annual bonus plan although at a higher undetermined percentage of the available pool; a promotional stock option to purchase 15,278 shares of NTIC common stock at an exercise price equal to $7.99 per share, which option was in addition to an annual stock option to purchase 24,978 shares of NTIC common stock that he received on September 1, 2026, and was granted under the Northern Technologies International Corporation 2024 Stock Incentive Plan and will vest in three annual installments over three years so long as Mr. Ramdas remains an employee of NTIC as of such date; an unrestricted stock grant of 43,805 shares of common stock granted under the Northern Technologies International Corporation 2024 Stock Incentive Plan; and severance equal to 18 months annual base salary to be payable upon an involuntary termination of Mr. Ramdas’s employment with NTIC;

•	a new annual base salary for Mr. Lynch equal to $150,000; continued employee benefits; and severance equal to $667,000 to be payable upon a termination of Mr. Lynch’s employment with NTIC for any reason; and

•	a new annual base salary for Mr. Haglund, the Company’s new Chief Operating Officer, of $302,500.

NTIC expects to enter into written employment and indemnification agreements with Mr. Ramdas, Mr. Lynch, and Mr. Haglund documenting the compensation terms described above and containing other terms standard and customary for executive agreements. The employment agreement with Mr. Lynch, once finalized and executed, will replace his existing employment agreement with NTIC, which is described in NTIC’s most recent definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 1, 2025

No changes will be made to Mr. Nigon’s compensation as a director of NTIC and as lead independent director, which compensation is described in NTIC’s most recent definitive proxy statement filed with the SEC on December 1, 2025. As an employee director, neither Mr. Ramdas nor Mr. Lynch will receive any additional compensation for his service on the Board and will not serve on any Board committees.

The change in Mr. Lynch's position was part of NTIC’s succession plan and not the result of any disagreement with NTIC on any matter relating to its operations, policies, or practices.

Except as described in this report, there are no other arrangements or understandings between Mr. Ramdas, Mr. Lynch, or Mr. Haglund and any other person pursuant to which each such individual was selected as an officer of the Company and the Company has not entered into any other material plan, contract or arrangement to which Mr. Ramdas, Mr. Lynch, or Mr. Haglund is a party or in which he participates, or any material amendment, in connection with the election described above. There have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Ramdas, Mr. Lynch, or Mr. Haglund that are required to be disclosed by Item 404(a) of SEC Regulation S-K and neither Mr. Ramdas, Mr. Lynch, nor Mr. Haglund has any “family relationships,” as that term is defined in Item 401(d) of SEC Regulation S-K, with any other executive officer or any director of the Company.

Item 7.01	Regulation FD Disclosure.

NTIC announced the foregoing officer and director changes in a press release issued on September 8, 2026, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Statutory Stock Option Agreement for use with the Northern Technologies International Corporation 2024 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 to NTIC’s Current Report on Form 8-K as filed with the SEC on January 19, 2024 (File No. 001-11038))

99.1	Press Release issued September 8, 2026 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Date: September 8, 2026	By:	/s/ Matthew C. Wolsfeld
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary